BMNR is Building the World's Premier Ethereum Treasury

A category-defining digital asset platform focused on increasing ETH held per share while strengthening the Ethereum ecosystem through strategic treasury management and native protocol participation

The Alchemy Of 5%

Disclaimers

General

Bitmine Immersion Technologies, Inc. ("BMNR") is making this presentation available in connection with an update on its business operations and strategies. The information contained in this presentation does not purport to be complete or to be all-inclusive or to contain all of the information that prospective investors may require. Prospective investors are encourage to conduct their own analysis and review of information contained in this presentation as well as important additional information through the Securities and Exchange Commission's ("SEC") EDGAR system at www.sec.gov and on our website at www.bitminetech.io.

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. All statements other than statements of historical fact are forward-looking statements, including, but not limited to, statements regarding the Company's future financial position, business strategy, budgets, projected costs, and plans and objectives of management for future operations. Words such as "anticipate," "believe," "estimate," "expect," "intend," "may," "plan," "project," "will" "would," "could," "should" and similar expressions are intended to identify forward-looking statements. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward looking statements in this presentation may include risks and certainties which are provided to you and indicated from time to time as described in BMNR's most recent Forms 10-K, 10-Q, and 8-K filed or furnished with the SEC. You should also carefully consider the risks and uncertainties described and the information presented in or incorporated by reference into BMNR's registration statement on Form S-3ASR filed July 9, 2025 and in subsequent current, quarterly, and annual reports filed with or furnished with the SEC. These filings or potential filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements referred hereto. These statements are based on current expectations, estimates and projections about the industry and markets in which the Company operates, as well as management's beliefs and assumptions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual results may differ materially from those expressed or implied in the forward-looking statements. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Third-Party Information

Certain information contained in this presentation has been obtained from published and non-published sources prepared by third parties, which in certain cases have not been independently verified. While such information is believed to be reliable, the Company makes no representation or warranty, express or implied, as to the accuracy or completeness of such information.

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Table of Contents

01
Introduction

Our Mission + Philosophy

Our goal is to increase shareholder value by acquiring ETH in our treasury and increasing the ETH held per share and to achieve a 5% stake in the Ethereum network

Ethereum may see exponential growth driven by the “ChatGPT” moment in crypto as stablecoins have seen exponential adoption, leading to Wall Street tokening assets onto the blockchain

The majority of these “real world assets” are on the Ethereum blockchain, making the ETH token valuable

The competitive return of Microstrategy (ticker $MSTR) versus Bitcoin over similar timeframes show a crypto treasury stock can be an attractive alternative to owning the crypto token or ETF outright, because an ETH treasury vehicle can unlock growth and utility that owning ETH outright doesn't capture

The BitMine Story - Exponential Growth


ethereum

$0
Mining Equipment
February 2025

$15MM
Bitcoin
June 2025

$250MM
Ethereum
July 2025

$2,700MM
Crypto + Treasury Cash
Present

Dollar value represents approximate value of BMNR treasury through time

Illustrative | For Discussion Purposes

Our Partners in Exponential Growth

MOZAYYX
PANTERA
kraken
FOUNDERS FUND
GSR
FALCONX
DCG
galaxy

We Study The Greats ...



1. Customer Obsession
Steve Jobs - Creator



2. Great Art = Alchemy
Leonardo Da Vinci - Artist



3. Innovate Relentlessly
Nikola Tesla - Inventor

... To Deliver Shareholder Value

BitMine = n / 1

People	Partners	Structure	Scale	Tactics	Mission
Tom Lee + Elite crypto native & tradfi	Kraken FalconX Galaxy	Hold ETH in Treasury	Largest ETH DAT	Safe, Secure, Compliant	5% of ETH



Led by Our Chairman

Thomas J. Lee, CFA

Thomas Lee is a Managing Partner and the Head of Research at Fundstrat Global Advisors. He is an accomplished Wall Street strategist with over 25 years of experience in equity research, and has been top ranked by Institutional Investor every year since 1998.

Prior to founding Fundstrat, Mr. Lee was at J.P. Morgan from 1999 to 2014 and served as Chief Equity Strategist from 2007 to 2014. Previously served as Managing Director at Salomon Smith Barney. Mr. Lee graduated from the undergraduate program at the Wharton School, University of Pennsylvania.

02
The Ethereum Macro Trade

Ethereum's **ChatGPT** Moment = Widespread Use Cases in Development by US Corporates


6,405.00
4,800.00
4,695.00
ETHUSD
3,746.43
2,985.00
2,360.00
1,730.00
405.0000
330.0000
240.0000
150.0000
130.0000
100.0000
70.0000
2020
2021
2022
2023
2024
2025
2026
FINANCE
Jamie Dimon says JPMorgan Chase will get involved in stablecoins as fintech threat looms
Goldman and BNY Team Up to Tokenize Money-Market Funds
Banking giants join growing list of traditional financial firms seeking to bring crypto technology to assets ranging from stocks and investment funds to commodities
By Vicky Ge Huang Follow
July 23, 2025 3:37 pm ET
CRYPTO WORLD
Robinhood gives out tokens of OpenAI and SpaceX in Europe. Stock hits record
Walmart and Amazon Are Exploring Issuing Their Own Stablecoins
Corporate coins could take payments activity away from banks and the traditional financial system
By Gina Heeb Follow, AnnaMaria Andriotis Follow and Josh Dawsey Follow
Updated June 13, 2025 4:51 pm ET

The GENIUS Act Sets The Stage for a Stablecoin Boom

Opens a new frontier for crypto innovation by establishing a clear federal regulatory framework while preserving a strong state pathway for stablecoin issuance. Defines a payment stablecoin as a digital asset used for payment or settlement that is pegged to a fixed monetary value.

Aims to improve transaction efficiency, expand financial inclusion, and strengthen the dollar's supremacy as the world reserve currency by driving demand for U.S. Treasuries.

Establishes clear procedures for institutions seeking licenses to issue stablecoins. Implements reserve requirements and light-touch, tailored regulatory standards for stablecoin issuers. Applies the Federal Reserve's regulatory framework to depository institutions and the Office of the Comptroller of the Currency's framework for non-bank issuers of more than $10 billion in stablecoins.

Allows state regulation for issuers with less than $10 billion in market capitalization. Provides a waiver process for issuers exceeding the $10 billion threshold to remain state-regulated. Establishes supervisory, examination, and enforcement regimes with clear limitations.

Real-World Use Cases Are Expanding for ETH...


Tokenized Asset Value by Network ($M)
$15,000
$10,000
$5,000
$0
1/1/21
1/1/22
1/1/23
1/1/24
1/1/25
Ethereum
ZKsync Era
Stellar
Aptos
Solana
Other

Source: rwa.xyz

... As ETH Supply (Inflation) Tightens


ETH vs BTC: Supply Over Time
%YoY Change in Circulating Suppy
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
EIP-150
Byzantium
Constantinople
EIP-1559
The Merge
Halving
Halving
Halving
Jan 2015
Jul 2015
Jan 2016
Jul 2016
Jan 2017
Jul 2017
Jan 2018
Jul 2018
Jan 2019
Jul 2019
Jan 2020
Jul 2020
Jan 2021
Jul 2021
Jan 2022
Jul 2022
Jan 2023
Jul 2023
Jan 2024
Jul 2024
Jan 2025
Jul 2025

Ethereum is Productive...

One way to think about ETH's "digital utility" is in terms of how oil (ETH) functions as a productive asset versus gold (BTC) as an inert store of value

+ Ethereum's function as digital oil is integral to its ecosystem

+ By enabling computations on its blockchain, Ethereum serves as the foundation for programmable finance and DeFi mechanisms

+ This utility makes it a critical component of the digital economy


The Bull Case for ETH
Digital Oil, Store of Value, and Global Reserve Asset for the Digital Economy
JUNE 2025

https://ethdigitaloil.com/

...And the Market Rewards Productivity

EXXON MOBIL (XOM): Case Study of Asset Valuation

For 38 years, XOM was the **top 5 largest in S&P 500**
...valued on a multiple of oil reserves or P/NAV

	1990	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005
1)	IBM	XOM	XOM	GE	GE	GE	GE	GE	MSFT	MSFT	GE	GE	MSFT	GE	GE	GE
2)	XOM	MO	WMT	XOM	T*	T*	KO	KO	GE	GE	XOM	MSFT	GE	MSFT	XOM	XOM
3)	GE	WMT	GE	T*	XOM	XOM	XOM	MSFT	INTC	CSCO	PFE	XOM	XOM	XOM	MSFT	MSFT
4)	MO	GE	MO	KO	KO	KO	INTC	XOM	WMT	WMT	CSCO	C	WMT	PFE	C	C
5)	BMY	MRK	T*	WMT	MO	MRK	MSFT	MRK	XOM	INTC	C	WMT	PFE	C	WMT	PG
6)	MRK	KO	KO	MO	WMT	MO	MRK	C	MRK	LU	WMT	PFE	C	WMT	PFE	WMT
7)	WMT	T*	MRK	MRK	MRK	PG	MO	INTC	IBM	PFE	MSFT	INTC	JNJ	INTC	BAC	BAC
8)	T*	IBM	PG	GM	IBM	JNJ	IBM	MO	LU	XOM	AIG	IBM	AIG	AIG	JNJ	JNJ
9)	KO	BMY	BMY	PG	PG	MSFT	PG	PG	KO	IBM	MRK	AIG	IBM	CSCO	AIG	AIG
10)	PG	CI	JNJ	GTE	DD	WMT	T*	IBM	PFE	C	INTC	JNJ	MRK	IBM	IBM	PFE
11)	CI	JNJ	PEP	IBM	MSFT	IBM	JNJ	T*	CSCO	AIG	ORCL	TWX	PG	JNJ	INTC	MO
12)	AMO	PG	GTE	DD	JNJ	INTC	BMY	BAC	BMY	TWX	T	MRK	KO	PG	PG	INTC
13)	BLS	DD	DD	PEP	MOC	MOC	PFE	PFE	T*	T	KO	CSCO	VZ	KO	JPM	JPM
14)	CVX	GTE	IBM	MOC	GM	PEP	DD	BMY	WCOM	T*	IBM	T	BAC	BAC	CSCO	IBM
15)	DD	ABT	ABT	F	AIG	AIG	WMT	WMT	MO	ORCL	JNJ	VZ	INTC	MO	MO	CVX
16)	JNJ	PFE	MOC	BMY	F	BMY	HPQ	JNJ	PG	HD	EMC	HD	CSCO	MRK	VZ	CSCO
17)	MOC	MOC	BLS	BLS	BMY	BLS	AIG	LLY	JNJ	MRK	BMY	JCI	T	WFC	CVX	WFC
18)	VZ	PEP	AIG	JNJ	AMO	HPQ	C*	AIG	C	WCOM	VZ	KO	MO	VZ	WFC	PEP
19)	GM	WYE	AMO	CVX	GTE	GTE	MOC	VZ	T	PG	RDPL	RDPL	WFC	CVX	DELL	AMGN
20)	PEP	BLS	PFE	AIG	CVX	PFE	DIS	DD	BAC	KO	HD	PG	PEP	DELL	KO	T

	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
1)	XOM	XOM	XOM	XOM	XOM	XOM	AAPL	AAPL	AAPL	AAPL	AAPL	AAPL	MSFT	AAPL	AAPL
2)	GE	GE	WMT	MSFT	AAPL	AAPL	XOM	XOM	XOM	GOOG	GOOG	GOOG	AAPL	MSFT	MSFT
3)	MSFT	MSFT	PG	WMT	MSFT	MSFT	GOOG	GOOG	MSFT	MSFT	MSFT	MSFT	AMZN	GOOG	AMZN
4)	C	T	MSFT	GOOG	BRK/B	IBM	WMT	MSFT	BRK/B	BRK/B	BRK/B	AMZN	GOOG	AMZN	GOOG
5)	BAC	PG	GE	AAPL	GE	CVX	MSFT	BRK/B	GOOG	XOM	XOM	FB	BRK/B	FB	FB
6)	PG	GOOG	T	JNJ	WMT	GOOG	BRK/B	GE	JNJ	AMZN	AMZN	BRK/B	FB	BRK/B	TSLA
7)	WMT	CVX	JNJ	PG	GOOG	WMT	GE	JNJ	WFC	FB	FB	JNJ	JNJ	JPM	BRK/B
8)	JNJ	JNJ	CVX	IBM	CVX	BRK/B	IBM	WMT	WMT	GE	JNJ	JPM	JPM	JNJ	V
9)	PFE	WMT	PFE	JPM	IBM	GE	CVX	CVX	GE	JNJ	JPM	XOM	V	V	JNJ
10)	AIG	BAC	JPM	T	PG	PG	JNJ	WFC	PG	WFC	GE	BAC	XOM	WMT	WMT
11)	MO	AAPL	IBM	GE	T	T	T	PG	JPM	JPM	WFC	WFC	WMT	BAC	JPM
12)	JPM	CSCO	WFC	CVX	JNJ	JNJ	PG	JPM	FB	PG	T	WMT	PFE	PG	MA
13)	CSCO	MO	KO	BAC	JPM	PFE	PFE	IBM	CVX	T	PG	V	BAC	MA	PG
14)	CVX	INTC	GOOG	PFE	WFC	KO	WFC	PFE	ORCL	PFE	BAC	T	UNH	XOM	UNH
15)	IBM	PFE	VZ	WFC	ORCL	WFC	JPM	T	PFE	WMT	CVX	CVX	VZ	T	DIS
16)	GOOG	IBM	CSCO	CSCO	KO	PM	KO	AMZN	VZ	VZ	VZ	PG	PG	UNH	NVDA
17)	T	AIG	ORCL	KO	PFE	ORCL	ORCL	KO	BAC	KO	WMT	HD	WFC	DIS	HD
18)	WFC	C	PM	ORCL	C	JPM	PM	ORCL	KO	BAC	PFE	INTC	INTC	INTC	PYPL
19)	COP	JPM	HPQ	HPQ	BAC	INTC	BAC	BAC	INTC	DIS	V	VZ	CVX	VZ	BAC
20)	INTC	KO	PEP	INTC	INTC	MRK	MRK	C	T	V	KO	PFE	T	HD	VZ

Top 5

03
Ethereum Network Value

Potential Ethereum Network Value Summary

Estimated Replacement Cost Value	$4T
Estimated Payments Volume Value	$3T
Estimated ETH Value Sum	$7T[1]
Current ETH Value	$0.4T
Estimated ETH Value Potential	18x

ETH ~$60k

(vs. $3.8k today)

1. Hypothetical valuation frameworks applied to ETH network potential as shown on following slides
Note: ETH Network Share based on $3,700 ETH price and 120MM tokens = $444B

US Banking System - Illustrative Replacement Cost

Replacement Cost


~$4T
1234 5678 9012 3456
12/24
CARDHOLDER

Global Banking System - Valuation Framework

	Opportunity
Top US Banks Market Cap (JPM, BAC, WFC, GS, C)	~$2T
Share of Commercial Banking Assets	~52%
Hypothetical Implied Value of US Banking System	~$3.8T
ETH Network TAM = US Banking System	**~$3.8T**

Source: nasdaq.com/market-activity/stocks/{ticker} and Fed H.8 data from Dec 2024.

US Payment Rails - Illustrative Network Value

Payments Volume


~$3T

Payments Volume - Valuation Framework

	Opportunity
ACH + SWIFT Transaction Count	~50B
VISA + Mastercard Transaction Count	~400B
Annual Transaction Count Volume[1]	**~450B**
x ETH Gas Price (gwei) x Gas per ERC-20 Transaction[2]	~65k (1.30 gwei x 50,000 gas)
x ETH Price	~$3,700
= Potential ETH Network Revenue[3]	**~$0.1T**
Multiple[4]	30x
ETH Payment Rails TAM = Transaction Fees x Multiple	**~$3.0T**

1. Transaction Volume: https://annualreport.visa.com/home/default.aspx, https://s25.q4cdn.com/479285134/files/doc_financials/2024/ar/MA-12-31-2024-10-K-as-filed-with-exhibits.pdf, https://www.nacha.org/news/same-day-ach-passes-major-milestone-2024-ach-network-shows-higher-growth, https://www.swift.com/news-events/news/ceos-annual-letter-shareholders
2. Gas Price: https://ycharts.com/indicators/ethereum_average_gas_price, Gas per ERC-20 Transaction: https://etherscan.io/gastracker#costTxAction
3. Full math: 450B x ((1.3 x 50,000) / 1B) x $3.7k = ~$108B. Note: gwei = 1 / 1,000,000,000 ETH. Current gas per ERC-20 Transaction = 65k, 50k used for long-term estimate
4. Based on Bloomberg forward P/E as of 7/25/2025 for V (32x) and MA (36x)

04
Digital Asset Treasury Fundamentals

5 ways to increase ETH per share

01
Issue stock at a premium to the dollar value ETH held per share

02
Issue equity-linked securities to monetize the volatility embedded in both the stock and the underlying ETH held

03
Income from operations and invest into more ETH

04
Earn staking rewards and invest into more ETH

05
Acquire DAT trading at close to NAV of ETH held

ETH Treasury cos are crypto infrastructure businesses

01
Ethereum is a proof of stake blockchain, so ETH Treasury companies secure the network

02
ETH generates a staking yield, effectively revenues for ETH Treasury companies

03
Staking secures the ETH network, hence providing enhanced network security

04
Stablecoin issuers, and those tokenizing real-world assets will want to stake ETH to similarly provide network security

Treasury Case Study: Driving 30x Total Return vs. Underlying Crypto Return of 11x

		Price at Treasury Start	End of 6 Months	Spot Price	Price Increase
BTC		$11k 8/11/2020	$47k 2/11/2021	$118k	11x
MSTR	Strategy	$13.49 8/11/2020	$100.99 2/11/2021	$407.76	30x
ETH		$2,424 6/27/2025		$3,825	1.5x
BMNR	BitMine	$4.26 6/27/2025		$40.30	9.5x

$MSTR price rise:

→ **11x** due to $BTC Bitcoin rising from $11k to $118k

→ **20x** implied due to treasury strategy

Treasury strategies have the potential to drive excess gains over token price gains

Note: For illustrative purposes only. Not an indication of future returns.

Illustrative | For Discussion Purposes

DAT Case: Microstrategy[1] Created A Roadmap

MSTR: a 35x return since Bitcoin pivot


$455
35x Gain
(3,400%)
455.90
329.9824
700
600
500
400
300
200
100
80
70
60
50
40
30
20
10
Log
$13
8/11/20: "Bitcoin Pivot"
2020
2021
2022
2023
2024
2025
MSTR US Equity (MicroStrategy Inc) Daily 11AUG2020-16JUL2025
Copyright© 2025 Bloomberg Finance L.P.
26-Jul-2025 13:33:55

Since 2020 (start of DAT), MicroStrategy gain from **$13** to **$455**

1. with consent from Michael Saylor. DAT = digital asset treasury

Treasury Holdings Growth - BMNR vs MSTR Comparison



$2,687
BitMine
Strategy
2,743
Crypto holdings Value ($M) - log scale
$265
247
241
MSTR
BMNR
0
30
60
90
120
150
180
Rebased Day 0 = Start of Crypto Treasury Strategy

Illustrative | For Discussion Purposes

05
BMNR Financials & Strategy

BMNR NAV Detail

BitMine Treasury NAV per Share as of July 27, 2025

	Amount	Spot Price	Current NAV Build
Ethereum Held	**600,000**	**$3,825[1]**	**$2,295MM**
Bitcoin Held	192	$118,816[1]	$23MM
Treasury Cash			$369MM
Treasury NAV			**$2,687MM**
Fully Diluted Shares			117.6MM
NAV per Share			**$22.84**

1. Bloomberg price as of 5pm ET 7/27/2025

ETH Holdings - BitMine Growing ETH per share Rapidly

BitMine Treasury Growth

	July 8, 2025		Value Creation		**July 27, 2025**
Ethereum Held + BTC and Cash	$265 million	+	$2.4 billion	=	**$2.7 billion**
Fully Diluted Shares	67 million	+	51 million	=	**118 million**
NAV per Share	**$4**	**+**	**$19**	**=**	**$23**

Roadmap - Looking Ahead



Made in America Validator Network



Artwork and Culture

ethereum foundation

Governance and Technology

Community Participant


ethereum

Select investments in bold ideas that enhance Ethereum Network Value (<1% Treasury) like Google "Other Bets"

BitMine MoonShots


5%

5% of the Ethereum Network

Thank You!